FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R5	CLASS R6	CLASS Y
	PDMAX	PDMBX	PDMCX	PDMMX	PDMRX	—	—	PDMYX

Putnam Absolute Return 700 Fund

Summary prospectus
2|28|13

A world of investing.™

Putnam
INVESTMENTS

Putnam Absolute Return 700 Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 2/28/13, are incorporated by reference into this summary prospectus.

Goal

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the rate of inflation by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 43 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees†	(12b-1) fees	expenses	expenses

Class A	0.86%	0.25%	0.20%#	1.31%
Class B	0.86%	1.00%	0.20%#	2.06%
Class C	0.86%	1.00%	0.20%#	2.06%
Class M	0.86%	0.75%	0.20%#	1.81%
Class R	0.86%	0.50%	0.20%#	1.56%
Class R5	0.86%	N/A	0.24%<	1.10%
Class R6	0.86%	N/A	0.14%<	1.00%
Class Y	0.86%	N/A	0.20%#	1.06%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

† Management fees are subject to a performance adjustment.

# Restated to reflect current fees.

< Other expenses shown for class R5 and class R6 have been annualized.

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$701	$966	$1,252	$2,063
Class B	$709	$946	$1,308	$2,197
Class B (no redemption)	$209	$646	$1,108	$2,197
Class C	$309	$646	$1,108	$2,390
Class C (no redemption)	$209	$646	$1,108	$2,390
Class M	$527	$900	$1,296	$2,402
Class R	$159	$493	$850	$1,856
Class R5	$112	$350	$606	$1,340
Class R6	$102	$318	$552	$1,225
Class Y	$108	$337	$585	$1,294

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares

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are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 164%.

Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

Putnam Absolute Return 700 Fund has a higher risk and return profile than Putnam Absolute Return 500 Fund as a result of increased exposure to the asset classes and strategies mentioned above.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

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Bond investments are subject to interest rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (which may be considered speculative). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of inflation by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a stock fund, or a fund that can manage allocations and risk across global asset classes.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that

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past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/12)

		Since inception
Share class	1 year	(12/23/08)

Class A before taxes	1.58%	4.84%
Class A after taxes on distributions	1.56%	4.07%
Class A after taxes on distributions and sale of fund shares	1.05%	3.71%
Class B before taxes	1.86%	5.13%
Class C before taxes	5.86%	5.59%
Class M before taxes	3.39%	4.84%
Class R before taxes	7.44%	6.03%
Class R5 before taxes*	7.91%	6.60%
Class R6 before taxes*	7.96%	6.61%
Class Y before taxes	7.92%	6.60%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for
fees, expenses or taxes)	0.12%	0.19%
BofA Merrill Lynch U.S. Treasury Bill Index plus 700 basis
points (no deduction for fees, expenses or taxes)	7.12%	7.19%
S&P 500 Index (no deduction for fees, expenses or taxes)	16.00%	15.83%
Barclays U.S. Aggregate Bond Index (no deduction for fees,
expenses or taxes)	4.22%	6.16%

* Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2008

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2008

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2012

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2008

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP107 279399 2/13 Putnam Retail Management